Exhibit 99.1

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: July 1 - July 31, 2012

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

CORPORATE MONTHLY OPERATING REPORT

Dynegy Northeast
	Debtor:	Generation, Inc.		Hudson Power, LLC		Dynegy Roseton, LLC		Dynegy Danskammer, LLC		Dynegy Holdings, LLC
	Business unit number:	65500		65501		65502		65503		10001

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Document Attached	Explanation Attached	Document Attached	Explanation Attached	Document Attached	Explanation Attached	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes		Yes		Yes		Yes		Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes		No	[1]	No	[1]	No	[1]	Yes
Copies of bank statements		Yes		No	[1]	No	[1]	No	[1]	Yes
Cash disbursements journals		Yes		No	[1]	No	[1]	No	[1]	Yes
Statement of Operations	MOR-2	Yes		Yes		Yes		Yes		Yes
Balance Sheet	MOR-3	Yes		Yes		Yes		Yes		Yes
Status of Post-petition Taxes	MOR-4	Yes		Yes		Yes		Yes		Yes
Copies of IRS Form 6123 or payment receipt		Yes		Yes		Yes		Yes		Yes
Copies of tax returns filed during reporting period		Yes		Yes		Yes		Yes		Yes
Summary of Unpaid Post-petition Debts	MOR-4	Yes		Yes		Yes		Yes		Yes
Listing of Aged Accounts Payable		Yes		Yes		Yes		Yes		Yes
Accounts Receivable Reconciliation and Aging	MOR-5	No	[2]	No	[2]	No	[2]	No	[2]	No	[2]
Taxes Reconciliation and Aging	MOR-5	Yes		Yes		Yes		Yes		Yes
Payments to Insiders and Professional	MOR-6	Yes		Yes		Yes		Yes		Yes
Post Petition Status of Secured Notes, Leases Payable	MOR-6	Yes		Yes		Yes		Yes		Yes
Debtor Questionnaire	MOR-7	Yes		Yes		Yes		Yes		Yes

[1]	Dynegy Northeast Generation, Inc. and Dynegy Holdings, LLC are the only two debtor entities with bank accounts.
[2]	Dynegy Roseton, LLC, Dynegy Danskammer, LLC, Dynegy Holdings, LLC, Dynegy Northeast Generation, Inc., and Hudson Power, LLC have no trade related accounts receivable.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: July 1 - July 31, 2012

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

MOR -1

($000)

Debtor:	Dynegy Northeast Generation, Inc.	Hudson Power, LLC	Dynegy Roseton, LLC	Dynegy Danskammer, LLC	Dynegy Northeast Generation, Inc.			Dynegy Holdings, LLC	Total
Business unit number:	65500	65501	65502	65503	65500			10001

	ALLOCATION [1]				BANK ACCOUNTS			BANK ACCOUNTS	BANK ACCOUNTS
	July 1 - July 31, 2012	July 1 - July 31, 2012	July 1 - July 31, 2012	July 1 - July 31, 2012	# 5260	#2269	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)	# 7678	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)

CASH BEGINNING OF MONTH					$1,117	$138	$1,255	$51,556	$52,811

RECEIPTS
CASH SALES	$—	$—	$19,164	$9,503	$28,667	$—	$28,667	$—	$28,667
ACCOUNTS RECEIVABLE - PREPETITION	—	—	—	—	—	—	—	—	—
ACCOUNTS RECEIVABLE - POSTPETITION	—	—	—	—	—	—	—	—	—
LOANS AND ADVANCES	—	—	—	—	—	—	—	—	—
SALE OF ASSETS	—	—	—	—	—	—	—	—	—
OTHER (ATTACH LIST)	—	—	226	1,971	2,197	—	2,197	93	2,290
TRANSFERS (FROM DIP ACCTS)	—	—	—	—	—	—	—	—	—
TOTAL RECEIPTS	$—	$—	$19,390	$11,474	$30,864	$—	$30,864	$93	$30,957

DISBURSEMENTS
NET PAYROLL	$—	$—	$(296)	$(444)	$(740)	$—	$(740)	$—	$(740)
PAYROLL TAXES	—	—	(202)	(302)	(504)	—	(504)	—	(504)
OTHER EMPLOYEE BENEFITS	—	—	(871)	(1,307)	(2,178)	—	(2,178)	—	(2,178)
SALES, USE, & OTHER TAXES	—	—	(38)	—	(38)	—	(38)	—	(38)
INVENTORY PURCHASES	—	—	(13)	(34)	(47)	—	(47)	—	(47)
SECURED/ RENTAL/ LEASES	—	—	—	—	—	—	—	—	—
INSURANCE	—	—	—	—	—	—	—	—	—
OPERATING EXPENSES	—	—	(130)	(685)	(815)	—	(815)	—	(815)
G & A	—	—	(344)	(344)	(688)	—	(688)	—	(688)
FUEL PURCHASES	—	—	(7,642)	—	(7,642)	—	(7,642)	—	(7,642)
CAPEX	—	—	—	—	—	—	—	—	—
COLLATERAL	—	—	—	—	—	—	—	—	—
BANK FEES	—	—	—	—	—	—	—	—	—
OTHER	—	—	(2,345)	—	(2,345)	—	(2,345)	(17)	(2,362)
OWNER DRAW	—	—	—	—	—	—	—	—	—
TRANSFERS (TO DIP ACCTS)	—	—	—	—	—	—	—	—	—
PROFESSIONAL FEES	(3)	—	—	—	(3)	—	(3)	(5,127)	(5,129)
U.S. TRUSTEE QUARTERLY FEES	(7)	(0)	(13)	(13)	(33)	—	(33)	—	(33)
COURT COSTS	—	—	—	—	—	—	—	—	—
TOTAL DISBURSEMENTS	$(10)	$(0)	$(11,894)	$(3,129)	$(15,033)	$—	$(15,033)	$(5,143)	$(20,176)

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS	$(10)	$(0)	$7,496	$8,345	$15,831	$—	$15,831	$(5,050)	$10,781

CASH — END OF MONTH					$16,948	$138	$17,086	$46,506	$63,592

Note:	DNE also has the following additional Zero-Balance Accounts: Payroll Tax (5302), Payroll (5294), Gross Margin & Clearing (5286), and Capex, Opex, and G&A (5278).
[1]

Hudson Power, LLC, Dynegy Roseton, LLC, and Dynegy Danskammer, LLC do not have bank accounts. Therefore all cash receipts and disbursements from these entities flow through Dynegy Northeast Generation’s Master Bank Account #5260.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: July 1 - July 31, 2012

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

($000)

Debtor:	Dynegy Northeast Generation, Inc.							Dynegy Holdings, LLC
Business unit number:	65500							10001

	Concentration Account	Capex, Opex & G&A ZBA	Gross Margin & Clearing ZBA	Payroll ZBA	Payroll Tax ZBA	UAA		Concentration Account	Cash Collateral
	# 5260	# 5278 [1]	# 5286	# 5294 [1]	# 5302	# 2269	Total	# 7678	# 0204
BALANCE PER BOOKS	$16,981	$(26)	$—	$(7)	$—	$138	$17,086	$46,506	$27,006

BANK BALANCE	16,981	—	—	—	—	138	17,119	46,506	27,006
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	—	—	—	—	—	—	—	—	—
(-) OUTSTANDING CHECKS (ATTACH LIST):	—	(26)	—	(7)	—	—	(33)	—	—
OTHER (ATTACH EXPLANATION)	—	—	—	—	—	—	—	—	—

ADJUSTED BANK BALANCE	$16,981	$(26)	$—	$(7)	$—	$138	$17,086	$46,506	$27,006

Note:                   Dynegy Roseton, LLC, Dynegy Danskammer, LLC, and Hudson Power, LLC do not have bank accounts.

[1]                                 The Adjusted Bank Balances represent the total  $33K of outstanding checks.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: July 1 - July 31, 2012

STATEMENT OF OPERATIONS

MOR - 2

($000)

Debtor:	Dynegy Northeast Generation, Inc.		Hudson Power, LLC		Dynegy Roseton, LLC		Dynegy Danskammer, LLC		Dynegy Holdings, LLC
Business unit number:	65500		65501		65502		65503		10001
	July	November 8 - July 31, 2012	July	November 8 - July 31, 2012	July	November 8 - July 31, 2012	July	November 8 - July 31, 2012	July	November 8 - July 31, 2012

	MONTH	CUMULATIVE - FILING TO DATE	MONTH	CUMULATIVE - FILING TO DATE	MONTH	CUMULATIVE - FILING TO DATE	MONTH	CUMULATIVE - FILING TO DATE	MONTH	CUMULATIVE - FILING TO DATE
Revenues	$—	$(0)	$—	$—	$—	$0	$4	$1	$—	$—
Intercompany Revenues	104	95	—	—	14,552	32,288	7,637	22,795	—	—
Cost of Sales	—	(44)	—	—	9,341	15,584	4,946	16,733	—	(12)
Taxes Other than Income	—	—	—	—	—	—	—	—	—	0
Intercompany Cost of Sales	—	—	—	—	90	48	—	(16)	—	—
Gross Margin	104	139	—	—	5,121	16,656	2,695	6,079	—	12
O&M Costs	44	7,884	—	—	2,708	20,966	2,444	17,975	—	—
Operating Margin	60	(7,745)	—	—	2,413	(4,310)	251	(11,896)	—	12
Depreciation & Amortization	—	—	—	—	—	(4,881)	—	(2,006)	—	—
Asset Impairments	—	—	—	—	—	(8)	—	568	—	—
G & A	266	3,538	—	—	7	73	7	73	—	8,660
Operating Income/(Loss)	(206)	(11,283)	—	—	2,406	506	244	(10,531)	—	(8,648)
Bankruptcy Reorg charges	(3)	(972,614)	(0)	(1)	(13)	72,565	(10)	(2,736)	(2,339)	(576,787)
Equity Earnings/ (Losses)	—	—	—	—	—	—	—	—	(73,376)	(1,931,526)
Interest Income/(Expense)	(105)	4,991	—	(0)	(53)	(5,179)	(53)	(1,278)	8	(932)
Other Income/(Expense)	—	(4)	—	—	—	(17)	—	(1)	105	467,790
Income/(Loss) before income taxes	(314)	(978,910)	(0)	(1)	2,340	67,875	181	(14,546)	(75,602)	(2,050,103)
Tax Provision (benefit)	—	—	—	—	—	—	—	—	—	181,005
Income/(Loss) from operations	$(314)	$(978,910)	$(0)	$(1)	$2,340	$67,875	$181	$(14,546)	$(75,602)	$(2,231,108)

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: July 1 - July 31, 2012

BALANCE SHEET

MOR - 3

($000)

Debtor:	Dynegy Northeast Generation, Inc.		Hudson Power, LLC		Dynegy Roseton, LLC		Dynegy Danskammer, LLC		Dynegy Holdings, LLC
Business unit number:	65500		65501		65502		65503		10001
	July	June	July	June	July	June	July	June	July	June

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH

Assets:
Cash and Cash Equivalents	$17,086	$1,255	$—	$—	$4	$4	$4	$4	$46,506	$51,556
ST Investments - Restricted	—	—	—	—	—	—	—	—	27,006	27,006
AR Affiliates	5,887	138	—	—	—	—	—	—	—	—
Interest Rec Interco	—	—	—	—	—	—	—	—	497	392
Accounts Receivable	—	1	—	—	—	—	—	—	6,446	6,446
Inventory	—	—	—	—	10,337	10,895	16,105	20,395	—	—
Risk Management Assets - Affiliate	—	—	—	—	3,212	2,758	—	1	—	—
Prepaids & Other Assets	1,055	1,160	—	—	3,643	4,457	2,124	2,390	13,425	13,425
Total Current Assets	$24,028	$2,554	$—	$—	$17,196	$18,114	$18,233	$22,790	$93,880	$98,825

Property, Plant and Equipment:
Property, Plant & Equipment	$(919,703)	$(919,703)	$—	$—	$719,366	$719,366	$467,521	$467,521	$—	$—
Accumulated DD&A	919,703	919,703	—	—	(719,366)	(719,366)	(467,521)	(467,521)	—	—
Net Property, Plant and Equipment	0	0	—	—	(0)	(0)	—	—	—	—
Other Assets:
Investment-Consolidated Subs	285,551	285,551	285,551	285,551	—	—	—	—	4,320,786	4,394,164
LT Notes and AR - IC	—	—	—	—	—	—	—	—	297	297
Net Other Assets	285,551	285,551	285,551	285,551	—	—	—	—	4,321,083	4,394,461
Total Assets	$309,579	$288,105	$285,551	$285,551	$17,196	$18,114	$18,233	$22,790	$4,414,964	$4,493,286

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: July 1 - July 31, 2012

BALANCE SHEET

MOR - 3

($000)

Debtor:	Dynegy Northeast Generation, Inc.		Hudson Power, LLC		Dynegy Roseton, LLC		Dynegy Danskammer, LLC		Dynegy Holdings, LLC
Business unit number:	65500		65501		65502		65503		10001
	July	June	July	June	July	June	July	June	July	June

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH

Liabilities And Equity:
Current Liabilities:
Accounts Payable - Third Party	$348	$191	$—	$—	$928	$48	$147	$156	$—	$—
Accounts Payable-Affiliates	421	1,848	—	—	2	2	4	3	—	—
Intercompany Due To-From	(7,475)	(30,373)	1	1	64,178	70,228	220,576	226,091	1,300,484	1,300,316
Interest Accrued	—	—	—	—	—	—	—	—	—	—
Interest Accrued- Intercompany	497	392	—	—	—	—	—	—	18	33
Taxes Accrued	173	147	—	—	6,245	5,254	2,783	2,340	—	—
Other Accrued Liabilities	1,632	1,621	0	0	1,132	776	1,244	965	16,224	19,096
Def Income Taxes — Cur Liab	—	—	—	—	—	—	—	—	0	0
Risk Management Liabilities	—	—	—	—	—	—	7	11	—	—
Risk Management Liabilities - Affiliate	—	—	—	—	2,764	2,221	—	2	—	—
Short Term Debt - I/C	13,000	13,000	—	—	—	—	—	—	—	—
Total Current Liabilities	$8,596	$(13,174)	$1	$1	$75,249	$78,529	$224,761	$229,568	$1,316,726	$1,319,445

Long-Term Liabilities:
Liabilities subject to compromise	$2,482	$2,482	$—	$—	$497,261	$497,261	$90,061	$90,061	$4,265,584	$4,265,584
Long Term Debt - Interco	—	—	—	—	—	—	—	—	12,000	12,000
Def Income Taxes — N Cur Liab	—	—	—	—	—	—	—	—	0	—
Other LT Liabilities	18,782	18,758	—	—	2,775	2,754	7,921	7,853	3,698	3,698
Total Liabilities	29,860	8,066	1	1	575,285	578,544	322,743	327,482	5,598,009	5,600,727

Equity:
Receivables - Affiliates	$—	$—	$—	$—	$—	$—	$—	$—	$0	$0
Common Stock Issued - I/C	1	1	—	—	—	—	—	—	—	—
Common Stock-A	—	—	—	—	—	—	—	—	1	1
Addl Paid In Capital	2,808,579	2,808,579	545,066	545,066	306,311	306,311	238,755	238,755	4,295,516	4,295,516
Other Comprehensive Income	519	524	—	—	—	—	—	—	109	112
Retained Earnings (Accumulated Deficit)	(2,529,380)	(2,529,065)	(259,516)	(259,516)	(864,400)	(866,741)	(543,265)	(543,447)	(5,478,671)	(5,403,070)
Total Dynegy Inc Equity	$279,719	$280,039	$285,550	$285,550	$(558,089)	$(560,430)	$(304,510)	$(304,692)	$(1,183,045)	$(1,107,441)

Total Liabilities & Equity	$309,579	$288,105	$285,551	$285,551	$17,196	$18,114	$18,233	$22,790	$4,414,964	$4,493,286

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: July 1 - July 31, 2012

STATUS OF POST-PETITION TAXES

MOR - 4

Debtor:	Dynegy Northeast Generation, Inc.						Dynegy Roseton, LLC
Business unit number:	65500						65502

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Withholding [1]	—	222,765	222,765	—	—	—	—	—	—	—	—	—
FICA-Employee [1]	—	85,091	85,091	—	—	—	—	—	—	—	—	—
FICA-Employer [1]	—	115,212	115,212	—	—	—	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—	—	—	—	—	—	—
Income	—	—	—	—	—	—	—	—	—	—	—	—
Other:	—	—	—	—	—	—	—	—	—	—	—	—
Total Federal Taxes [1]	$—	$423,068	$423,068	—	—	$—	$—	$—	$—	—	—	$—

State and Local
Withholding [1]	—	81,193	81,193	—	—	—	—	—	—	—	—	—
Sales/Use	—	—	—	—	—	—	37,737	28,989	37,737	—	—	28,989
Excise	—	—	—	—	—	—	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—	—	—	—	—	—	—
Real Property [2]	—	—	—	—	—	—	—	—	—	—	—	—
Personal Property	—	—	—	—	—	—	—	—	—	—	—	—
Franchise Tax	147,072	25,795	—	—	—	172,867	—	—	—	—	—	—
Metro Commuter Tax	27,821	5,121	11,640	—	—	21,302	—	—	—	—	—	—
Total State and Local	$174,893	$112,109	$92,833	—	—	$194,169	$37,737	$28,989	$37,737	—	—	$28,989

Total Taxes	$174,893	$535,177	$515,901	—	—	$194,169	$37,737	$28,989	$37,737	—	—	$28,989

[1]	Payroll taxes are totals from five payroll tax payments made on 7/2, 7/9, 7/16, 7/23, and 7/30 .
[2]

Property taxes in the amount of $6,216,219 for Roseton and $2,783,256 for Danskammer became due on January 31, 2012 and have not been paid.  Because of, among other things, the assessment date related to this property tax liability, the Debtors believe that this tax liability is a pre-petition tax liability and, as such, they are current on all post-petition taxes.

SUMMARY OF UNPAID	Dynegy Northeast Generation, Inc.					Dynegy Roseton, LLC
POST-PETITION DEBTS	65500					65502

	Number of Days Past Due					Number of Days Past Due
	Current	31-60	61-90	Over 91	Total	Current	31-60	61-90	Over 91	Total
Accounts Payable	$2,029	$—	$—	$—	$2,029	$96,888	$—	$—	$—	$96,888
Wages Payable [1]	—	—	—	—	—	—	—	—	—	—
Taxes Payable [2]	194,169	—	—	—	194,169	28,989	—	—	—	28,989
Rent/Leases-Building	—	—	—	—	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—	—	—	—	—
Professional Fees	(1,300)	—	—	—	(1,300)	16,250	—	—	—	16,250
Amounts Due to Insiders	—	—	—	—	—	—	—	—	—	—
Total Post-petition Debts	$194,898	$—	$—	$—	$194,898	$142,127	$—	$—	$—	$142,127

[1]	The Debtors are current on Payroll and Wage liabilities.
[2]

Property taxes in the amount of $6,216,219 for Roseton and $2,783,256 for Danskammer became due on January 31, 2012 and have not been paid.  Because of, among other things, the assessment date related to this property tax liability, the Debtors believe that this tax liability is a pre-petition tax liability and, as such, they are current on all post-petition taxes.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: June 1 - June 31, 2012

STATUS OF POST-PETITION TAXES

MOR - 4

Debtor:	Dynegy Danskammer, LLC						Dynegy Holdings, LLC [3]
Business unit number:	65503						10001

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Withholding [1]	—	—	—	—	—	—	—	—	—	—	—	—
FICA-Employee [1]	—	—	—	—	—	—	—	—	—	—	—	—
FICA-Employer [1]	—	—	—	—	—	—	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—	—	—	—	—	—	—
Income	—	—	—	—	—	—	—	—	—	—	—	—
Other:	—	—	—	—	—	—	—	—	—	—	—	—
Total Federal Taxes [1]	$—	$—	$—	—	—	$—	$—	$—	$—	—	—	$—

State and Local
Withholding [1]	—	—	—	—	—	—	—	—	—	—	—	—
Sales/Use	—	210	210	—	—	—	—	—	—	—	—	—
Excise	—	—	—	—	—	—	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—	—	—	—	—	—	—
Real Property [2]	—	—	—	—	—	—	—	—	—	—	—	—
Personal Property	—	—	—	—	—	—	—	—	—	—	—	—
Franchise Tax	—	—	—	—	—	—	—	—	—	—	—	—
Metro Commuter Tax	—	—	—	—	—	—	—	—	—	—	—	—
Total State and Local	$—	$210	$210	—	—	$—	$—	$—	$—	—	—	$—

Total Taxes	$—	$210	$210	—	—	$—	$—	$—	$—	—	—	$—

[2]

Property taxes in the amount of $6,216,219 for Roseton and $2,783,256 for Danskammer became due on January 31, 2012 and have not been paid.  Because of, among other things, the assessment date related to this property tax liability, the Debtors believe that this tax liability is a pre-petition tax liability and, as such, they are current on all post-petition taxes.

[3]	Dynegy Holdings, LLC is a holding company and has no payroll.

SUMMARY OF UNPAID	Dynegy Danskammer, LLC					Dynegy Holdings, LLC
POST-PETITION DEBTS	65503					10001

	Number of Days Past Due					Number of Days Past Due
	Current	31-60	61-90	Over 91	Total	Current	31-60	61-90	Over 91	Total
Accounts Payable	$248,841	$—	$—	$—	$248,841	$—	$—	$—	$—	$—
Wages Payable [1]	—	—	—	—	—	—	—	—	—	—
Taxes Payable [2]	—	—	—	—	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—	—	—	—	—
Professional Fees	10,400	—	—	—	10,400	16,126,092	—	—	—	16,126,092
Amounts Due to Insiders	—	—	—	—	—	—	—	—	—	—
Total Post-petition Debts	$259,241	$—	$—	$—	$259,241	$16,126,092	$—	$—	$—	$16,126,092

[1]	The Debtors are current on Payroll and Wage liabilities.
[2]

Property taxes in the amount of $6,216,219 for Roseton and $2,783,256 for Danskammer became due on January 31, 2012 and have not been paid.  Because of, among other things, the assessment date related to this property tax liability, the Debtors believe that this tax liability is a pre-petition tax liability and, as such, they are current on all post-petition taxes.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: July 1 - July 31, 2012

STATUS OF POST-PETITION TAXES

MOR - 4

Debtor:	Hudson Power, LLC
Business unit number:	65501

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Withholding [1]	—	—	—	—	—	—
FICA-Employee [1]	—	—	—	—	—	—
FICA-Employer [1]	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—
Income	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Total Federal Taxes [1]	$—	$—	$—	—	—	$—

State and Local
Withholding [1]	—	—	—	—	—	—
Sales/Use	—	—	—	—	—	—
Excise	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—
Real Property [2]	—	—	—	—	—	—
Personal Property	—	—	—	—	—	—
Franchise Tax	—	—	—	—	—	—
Metro Commuter Tax	—	—	—	—	—	—
Total State and Local	$—	$—	$—	—	—	$—

Total Taxes	$—	$—	$—	—	—	$—

SUMMARY OF UNPAID	Hudson Power, LLC
POST-PETITION DEBTS	65501

Number of Days Past Due
	Current	31-60	61-90	Over 91	Total
Accounts Payable	$—	$—	$—	$—	$—
Wages Payable [1]	—	—	—	—	—
Taxes Payable [2]	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—
Professional Fees	108	—	—	—	108
Amounts Due to Insiders	—	—	—	—	—
Total Post-petition Debts	$108	$—	$—	$—	$108

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: July 1 - July 31, 2012

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

MOR - 5

Debtor:
Business unit number:

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$—
Plus: Amounts billed during the period	—
Less: Amounts collected during the period	—
Total Accounts Receivable at the end of the reporting period	$—

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old	$—	$—	$—	$—	$—
31 - 60 days old	—	—	—	—	—
61 - 90 days old	—	—	—	—	—
91+ days old	—	—	—	—	—
Total Accounts Receivable	$—	$—	$—	$—	$—

Less: Bad Debts (Amount considered uncollectible)	—	—	—	—	—

Net Accounts Receivable	$—	$—	$—	$—	$—

Note:

Dynegy Roseton, LLC, Dynegy Danskammer, LLC, Dynegy Holdings, LLC, Dynegy Northeast Generation, Inc., and Hudson Power, LLC have no trade related accounts receivable. The $6.4 million accounts receivable on the DH balance sheet at MOR - 3 relates to taxes receivable.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: July 1 - July 31, 2012

PAYMENTS TO INSIDERS AND PROFESSIONALS

MOR - 6

Dynegy Holdings, LLC						Hudson Power, LLC
10001						65501

PROFESSIONALS						PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
Sidley Austin LLP		—	2,340,435	10,750,162	4,659,565	US Trustee Fee		—	325	975	108
Akin, Gump		—	674,349	5,075,140	3,647,636			—	—	—	—
FTI Consulting, Inc.		—	116,581	550,770	404,980	TOTAL PAYMENTS TO PROFESSIONALS		$—	$325	$975	$108
Epiq Bankruptcy Solutions			53,474	225,435	425,328
US Trustee Fee		—	—	23,400	13,000
Dewey and LeBoeuf LLP [1]		—	—	22,919	—
Huff Wilkes LLP [2]		—	—	3,442	—
King and Spalding [2]		—	1,581	32,514	—
Bryan Cave		—	—	—	—
Blackstone		—	128,243	797,145	3,462,017
Davies Ward		—	20,804	20,804	—
ICF Consulting		—	343,257	578,957	—
Kurtzman Carson		—	16,673	39,619	46,835
Quinn Emmanuael		—	58,298	4,132,222	2,941,702
Duff and Phelps		—	—	137,548	—
Ernst & Young LLP			1,360,183	—
Zolfo Cooper		—	12,709	485,617	525,029
TOTAL PAYMENTS TO PROFESSIONALS		$—	$5,126,587	$22,875,694	$16,126,092

[1]       Includes $15,228 payment from Dynegy Holdings on behalf of Dynegy Roseton and Dynegy Danskammer.

[2]       Fee paid by Dynegy Holdings on behalf of Dynegy Roseton and Dynegy Danskammer.

Note:   No payments were made to Insiders from any of the debtor entities in July.

Note:   None of the debtors have Secured Notes or Leases Payable.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: July 1 - July 31, 2012

PAYMENTS TO INSIDERS AND PROFESSIONALS

MOR - 6

Dynegy Roseton, LLC						Dynegy Danskammer, LLC
65502						65503

PROFESSIONALS						PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
US Trustee Fee		—	13,000	32,500	16,250	US Trustee Fee		—	13,000	36,400	10,400
Huff Wilkes LLP		—	—	64	—	Huff Wilkes LLP		—	—	64	—
TOTAL PAYMENTS TO PROFESSIONALS		$—	$13,000	$32,564	$16,250	TOTAL PAYMENTS TO PROFESSIONALS		$—	$13,000	$36,464	$10,400

Note:      No payments were made to Insiders from any of the debtor entities in July.

Note:      None of the debtors have Secured Notes or Leases Payable.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: July 1 - July 31, 2012

PAYMENTS TO INSIDERS AND PROFESSIONALS

MOR - 6

Dynegy Northeast Generation, Inc.

65500

PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID\
US Trustee Fee [4]		—	6,500	28,275	(1,300)
King and Spalding		—	—	9,204	—
Dewey and LeBoeuf LLP		—	—	875	—
Huff Wilkes LLP		—	2,751	2,751	—
TOTAL PAYMENTS TO PROFESSIONALS		$—	$9,251	$41,105	$(1,300)

[4]                                 Includes $10,400 payment made on behalf of Dynegy Holdings, LLC.

Note:                  No payments were made to Insiders from any of the debtor entities in July.

Note:                  None of the debtors have Secured Notes or Leases Payable.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: July 1 - July 31, 2012

DEBTOR QUESTIONNAIRE

MOR - 7

Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Notes:
Have any assets been sold or transferred outside the normal course of business this reporting period?		X
Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
Is the Debtor delinquent in paying any insurance premium payment?		X
Have any payments been made on pre-petition liabilities this reporting period?		X
Are any post petition receivables (accounts, notes or loans) due from related parties?	X	X

Post-petition intercompany receivables have been accrued and will be received in the normal course of business. DYPM markets the DNE energy and originally receives the cash before forwarding it to DNE.

Are any post petition payroll taxes past due?		X
Are any post petition State or Federal income taxes past due?		X
Are any post petition real estate taxes past due?		X

Property taxes in the amount of $6,216,219 for Roseton and $2,783,256 for Danskammer became due on January 31, 2012 and have not been paid. Because of, among other things, the assessment date related to this property tax liability, the Debtors believe that this tax liability is a pre-petition tax liability and, as such, they are current on all post-petition taxes.

Are any other post petition taxes past due?		X
Have any pre-petition taxes been paid during this reporting period?		X
Are any amounts owed to post petition creditors delinquent?		X

DH has received invoices for indenture trustee fees which are related to unsecured prepetition debt but which may include postpetition periods. Counsel has recommended that DH not pay these fees in the ordinary course.

Are any wage payments past due?		X
Have any post petition loans been received by the Debtor from any party?		X
Is the Debtor delinquent in paying any U.S. Trustee fees?		X
Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
Have the owners or shareholders received any compensation outside of the normal course of business?		X

Note:	This Questionnaire covers Dynegy Holdings, LLC, Dynegy Northeast Generation, Inc., Dynegy Danskammer, LLC, Dynegy Roseton, LLC, and Hudson Power, LLC.